Supplement to the Fidelity Real Estate High Income
Fund II
Prospectus

April 29, 2000

The following information replaces similar information found under the heading "Investment Objective" in the "Investment Summary" section on page 3.

Real Estate High Income Fund II seeks a high level of current income. In seeking current income, the fund may also consider the potential for capital gain.

The following information replaces similar information found under the heading "Principal Investment Strategies" in the "Investment Summary" section on page 3.

  Investing at least 65% of total assets in lower-quality real estate debt securities, including commercial mortgage-backed securities, and the securities of real estate investment trusts.

The following information replaces similar information found under the heading "Investment Objective" in the "Investment Details" section on page 6.

Real Estate High Income Fund II seeks a high level of current income. In seeking current income, the fund may also consider the potential for capital gain.

The following information replaces similar information found under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

1.750554.100 December 4, 2000

FMR normally invests at least 65% of the fund's total assets in lower-quality real estate debt securities, including commercial mortgage-backed securities, and the securities of real estate investment trusts.

The following information replaces similar information found under the heading " Fundamental Investment Policies" in the "Investment Details" section on page 8.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

The following information replaces similar information found under the heading " Fundamental Investment Policies" in the "Investment Details" section on page 9.

Real Estate High Income Fund II seeks a high level of current income. In seeking current income, the fund may also consider the potential for capital gain.

The following information replaces similar information found in the "Valuing Shares" section on page 10.

The fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The following information supplements information found under the heading "Fund Management" on page 16.

Fidelity Management & Research (UK) Inc. (FMR UK) in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Far East) Inc. (FMR FarEast) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of 9/28/00, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States.

SUPPLEMENT TO FIDELITY REAL ESTATE HIGH
INCOME FUND II

A Fund of Fidelity Covington Trust

April 29, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces fundamental investment limitation (3) found in the "Investment Policies and Limitations" section on page 2.

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

*EDWARD C. JOHNSON 3d (69), Trustee, is President of Fidelity Real Estate High Income Fund II. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of FMR Co., Inc. (2000). Abigail Johnson is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Covington Trust, is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (67), Trustee, is President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (68), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (56), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

REHIB-00-01 December 4, 2000 1.742183.101

DONALD J. KIRK (67), Trustee, is Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and a Public Governor of the National Association of Securities Dealers, Inc. (1996). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

MARIE L. KNOWLES (54), Member of the Advisory Board (2000). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer of Acterna Corporation (global communications equipment) since 1999 and as a Director since 1998. He is also co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions , 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

*PETER S. LYNCH (56), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (66), Trustee (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

GERALD C. McDONOUGH (71), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

MARVIN L. MANN (66), Trustee, is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).

*ROBERT C. POZEN (53), Trustee (1997), is Senior Vice President of Fidelity Real Estate High Income Fund II (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

THOMAS R. WILLIAMS (71), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

ERIC D. ROITER (51) is Secretary of Fidelity Real Estate High Income Fund II (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (41) is Treasurer of Fidelity Real Estate High Income Fund II (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41) is Deputy Treasurer of Fidelity Real Estate High Income Fund II (2000) other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

MARK P. SNYDERMAN (42), is Vice President of Fidelity Real Estate High Income Fund II (1997) and another fund managed by FMR. Since joining Fidelity in 1994, Mr. Snyderman has served as investment officer for commercial mortgage-backed securities in the real-estate group.

JOHN H. COSTELLO (53) is Assistant Treasurer of Fidelity Real Estate High Income Fund II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

THOMAS J. SIMPSON (41) is Assistant Treasurer of Fidelity Real Estate High Income Fund II and other Fidelity funds (2000) and is an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following information replaces similar information found in the Description of the Fund section beginning on page 27.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The following information replaces similar information found in the Mnaagement Contract section on page 26.

Sub-Advisers.

On January 1, 2001, FMR will enter into a sub-advisory agreement with FMRC on behalf of the fund pursuant to which FMRC will have primary responsibility for choosing investments for the fund. Under the terms of the sub-advisory agreements for the fund, FMR will pay FMRC fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FMRC will not be reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund , FMR has entered into sub-advisory agreements with FMR U.K.and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States.On behalf of the fund, FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. On behalf of the fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

For providing non-discretionary investment advice and research services FMR U.K. and FMR Far East are compensated as follows: FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of their costs incurred in connection with providing investment advice and research services. FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

On behalf of the Funds, for providing discretionary investment management and executing portfolio transactions, FMR U.K. and FMR Far East are compensated as follows: FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.